UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21034

SANFORD C. BERNSTEIN FUND II, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2017

Date of reporting period: March 31, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND II, INC.

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

SEMI-ANNUAL REPORT

MARCH 31, 2017

Before investing in the Sanford C. Bernstein Fund II, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.bernstein.com and click on “Investments”, then “Mutual Fund Information—Mutual Fund Performance at a Glance”.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund II, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.abglobal.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •   May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—May 17, 2017

On the following pages, you will find the 2017 semi-annual report for Sanford C. Bernstein Fund II, Inc.—Intermediate Duration Institutional Portfolio* (the “Portfolio”). The semi-annual report covers the six- and 12-month periods ended March 31, 2017, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolio and a listing of the Portfolio’s holdings as of the period end.

After experiencing some initial volatility, global equity markets have been strong over the last six months. In the fourth quarter of 2016, once the uncertainty related to the US election had passed, markets began to rally on signs of accelerating global economic growth and expectations of stimulative policies from the new administration and Congress. The first three months of 2017 built on those gains, but the rally showed signs of weakness towards the end of the quarter as efforts to repeal the Affordable Care Act failed, raising questions as to Congress’s ability to push through new legislation. For the six-month period as a whole, US, international developed and emerging markets enjoyed strong, positive returns.

Bond markets in the period reflected expectations of faster economic growth in 2017. Yields increased and many government bond markets delivered negative absolute returns for the six-month period. Bond investors in the first quarter of 2017 continued to focus on faster US and global growth and a shift to higher inflation. Credit spreads tightened and most credit sectors, including emerging-market debt, outperformed developed-market government bonds.

Markets continue to focus on faster US and global growth and the likelihood of higher inflation. The Federal Reserve has already begun to tighten, with additional interest-rate hikes likely in 2017. Other central banks may follow, but much will depend on what happens with inflation.

If you have any questions about your investments in the Portfolio, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolio.

Sincerely,

Seth J. Masters

President

Sanford C. Bernstein Fund II, Inc.

*	This performance discussion is intended as a general market commentary.

Investment Objectives and Policies

The Portfolio seeks to provide safety of principal and a moderate to high rate of current income. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”), to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar denominated foreign securities, and may invest without limit in fixed-income, US dollar denominated foreign securities, in each case in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.

The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies.

In managing the Portfolio, the Adviser may use interest rate forecasting to estimate the best level of interest rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions. Duration is a

(Portfolio Manager Commentary continued on next page)

2017 Semi-Annual Report	1

Portfolio Manager Commentary (continued)

measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

2	Sanford C. Bernstein Fund II, Inc.

Disclosures and Risks (Unaudited)

Benchmark Disclosure

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgaged-backed securities. The Lipper Core Bond Funds Average is the equal-weighted average returns of the portfolios in the relevant Lipper Inc. category; the average portfolios in a category may differ in composition from the Portfolio. The Lipper Core Bond Funds Average contains portfolios that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Disclosures and Risks continued on next page

2017 Semi-Annual Report	3

Disclosures and Risks (continued)

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolio.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity

Disclosures and Risks continued on next page

4	Sanford C. Bernstein Fund II, Inc.

Disclosures and Risks (continued)

in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The US government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign central banks have implemented, and others have discussed implementing, so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other US or non-US governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom (“UK”) has voted to withdraw from the EU, and one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Portfolio Turnover Risk: The Portfolio’s investment strategies may result in high portfolio turnover. The Portfolio generally buys portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and

Disclosures and Risks continued on next page

2017 Semi-Annual Report	5

Disclosures and Risks (continued)

sold without regard to the length of time held. From time to time, the Portfolio may engage in active short-term trading to seek short-term profits during periods of fluctuating interest rates or for other reasons. This trading may increase the Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolio and its shareholders.

These risks are fully discussed in the Portfolio’s prospectus.

An Important Note About Historical Performance

The performance shown on page 7 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.bernstein.com or by calling 212.756.4097.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.bernstein.com, click on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted.

6	Sanford C. Bernstein Fund II, Inc.

Historical Performance (Unaudited)

Intermediate Duration Institutional Portfolio vs. Its Benchmark and Lipper Average

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2017	PAST 6 MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Intermediate Duration Institutional Portfolio*	-1.67%	2.12%	3.02%	4.68%	4.82%	May 17, 2002
Bloomberg Barclays US Aggregate Bond Index	-2.18%	0.44%	2.34%	4.27%	4.56%
Lipper Core Bond Funds Average	-1.77%	1.29%	2.42%	3.92%

*	There are no sales charges associated with an investment in the Portfolio. Total returns and average annual returns are therefore the same. Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended March 31, 2017, by 0.01% and 0.01%, respectively.

During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45%. These waivers/reimbursements may not be terminated before January 27, 2018 and may be extended by the Adviser for additional one-year terms. Without the waiver, the Portfolio’s expenses would have been higher (0.59%, as of 1/27/2017) and its performance would have been lower than that shown.

Intermediate Duration Institutional Portfolio
Growth of a $25,000 Investment in the Portfolio

The	chart shows the growth of $25,000 for the Portfolio and its benchmark and Lipper Average from March 31, 2007 through March 31, 2017.

Portfolio Summary—March 31, 2017 (Unaudited)

Intermediate Duration Institutional Portfolio
Security Type Breakdown*

*	All data are as of March 31, 2017. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details).

†	“Other” represents less than 0.3% in Common Stocks, Emerging Markets—Sovereigns, Governments—Sovereign Bonds, Quasi-Sovereigns and Supranationals.

See Disclosures, Risks and Note about Historical Performance on pages 3-6.

2017 Semi-Annual Report	7

Expense Example—March 31, 2017 (Unaudited)

As a shareholder of the Fund, you incur various types of costs including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2016	ENDING ACCOUNT VALUE MARCH 31, 2017	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
SCB Intermediate Duration Institutional Portfolio
Actual	$1,000	$983.30	$2.23	0.45%
Hypothetical**	$1,000	$1,022.69	$2.27	0.45%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

8	Sanford C. Bernstein Fund II, Inc.

Schedule of Investments

Sanford C. Bernstein Fund II, Inc.

Schedule of Investments

Intermediate Duration Institutional Portfolio

March 31, 2017 (Unaudited)

	Principal Amount (000)		U.S. $ Value

CORPORATES—INVESTMENT GRADE–24.9%
Industrial–16.1%
Basic–1.2%
Barrick Gold Corp. 4.10%, 5/01/23	U.S.$	86	$91,843
Barrick North America Finance LLC 4.40%, 5/30/21		6	6,415
Dow Chemical Co. (The) 3.00%, 11/15/22		15	15,164
4.125%, 11/15/21		30	31,835
7.375%, 11/01/29		180	244,255
8.55%, 5/15/19		781	885,248
Eastman Chemical Co. 3.80%, 3/15/25		424	432,552
Glencore Funding LLC 4.125%, 5/30/23(a)		502	511,513
International Paper Co. 4.75%, 2/15/22		875	949,699
LYB International Finance BV 4.00%, 7/15/23		75	78,228
LyondellBasell Industries NV 5.75%, 4/15/24		996	1,137,661
Minsur SA 6.25%, 2/07/24(a)		397	425,036
Mosaic Co. (The) 5.625%, 11/15/43		486	499,759
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(a)		1,043	1,012,753
Vale Overseas Ltd. 6.875%, 11/21/36		820	881,582

			7,203,543

Capital Goods–0.3%
Embraer Netherlands Finance BV 5.40%, 2/01/27		925	954,119
General Electric Co. Series D 5.00%, 1/21/21(b)		355	374,024
Yamana Gold, Inc. 4.95%, 7/15/24		395	396,975

			1,725,118

Communications—Media–1.8%
21st Century Fox America, Inc. 6.55%, 3/15/33		795	963,294
CBS Corp. 3.50%, 1/15/25		1,025	1,019,034
5.75%, 4/15/20		110	120,681
	Principal Amount (000)		U.S. $ Value

Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25	U.S.$	470	$496,437
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		45	60,164
Comcast Corp. 3.125%, 7/15/22		17	17,358
5.15%, 3/01/20		83	90,318
Cox Communications, Inc. 2.95%, 6/30/23(a)		463	441,600
Discovery Communications LLC 3.45%, 3/15/25		928	878,844
RELX Capital, Inc. 8.625%, 1/15/19		112	124,237
S&P Global, Inc. 4.40%, 2/15/26		1,170	1,240,785
TCI Communications, Inc. 7.875%, 2/15/26		136	180,071
Time Warner Cable LLC 4.00%, 9/01/21		30	31,050
4.125%, 2/15/21		1,825	1,898,000
4.50%, 9/15/42		460	415,725
5.00%, 2/01/20		75	79,781
Time Warner Cos., Inc. 7.57%, 2/01/24		10	12,303
Time Warner, Inc. 3.40%, 6/15/22		63	64,006
3.60%, 7/15/25		1,175	1,161,805
4.70%, 1/15/21		1,220	1,307,206
Viacom, Inc. 3.875%, 12/15/21		40	41,428
5.625%, 9/15/19		525	563,236

			11,207,363

Communications—Telecommunications–3.1%
America Movil SAB de CV 3.125%, 7/16/22		1,403	1,413,588
American Tower Corp. 2.80%, 6/01/20		31	31,225
4.70%, 3/15/22		30	32,052
5.05%, 9/01/20		2,305	2,479,327
AT&T Corp. 8.25%, 11/15/31(c)		8	11,019
AT&T, Inc. 3.00%, 2/15/22		45	44,951
3.40%, 5/15/25		2,600	2,514,590
3.80%, 3/15/22		702	725,805
4.125%, 2/17/26		1,976	2,003,328
4.45%, 5/15/21		66	70,186
4.60%, 2/15/21		30	31,870
BellSouth Telecommunications LLC 7.00%, 10/01/25		135	161,297
British Telecommunications PLC 9.125%, 12/15/30(c)		69	103,046

2017 Semi-Annual Report	9

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

New Cingular Wireless Services, Inc. 8.75%, 3/01/31	U.S.$	20	$28,140
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	256	208,352
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.36%, 9/20/21(a)	U.S.$	691	688,443
Telefonica Emisiones SAU 5.213%, 3/08/47		574	580,498
5.462%, 2/16/21		1,155	1,266,550
Verizon Communications, Inc. 2.625%, 8/15/26		1,678	1,532,433
3.50%, 11/01/21–11/01/24		5,150	5,111,951
5.15%, 9/15/23		5	5,498
Vodafone Group PLC 4.375%, 3/16/21		15	15,949

			19,060,098

Consumer Cyclical—Automotive–1.2%
Ford Motor Credit Co. LLC 2.597%, 11/04/19		748	751,927
3.664%, 9/08/24		1,327	1,304,706
5.00%, 5/15/18		1,984	2,049,690
5.875%, 8/02/21		930	1,034,504
General Motors Co. 3.50%, 10/02/18		640	653,811
General Motors Financial Co., Inc. 3.10%, 1/15/19		1,130	1,148,114
3.25%, 5/15/18		87	88,236
4.00%, 1/15/25		204	204,788
4.30%, 7/13/25		265	268,668

			7,504,444

Consumer Cyclical—Retailers–0.4%
CVS Health Corp. 3.875%, 7/20/25		1,165	1,199,892
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24		1,118	1,139,812

			2,339,704

Consumer Non-Cyclical–2.3%
AbbVie, Inc. 3.60%, 5/14/25		872	870,640
Agilent Technologies, Inc. 5.00%, 7/15/20		25	26,965
Ahold Finance USA LLC 6.875%, 5/01/29		120	148,304
AstraZeneca PLC 6.45%, 9/15/37		460	599,891
Baxalta, Inc. 3.60%, 6/23/22		15	15,325
Bayer US Finance LLC 3.375%, 10/08/24(a)		521	523,621
Becton Dickinson and Co. 3.734%, 12/15/24		341	350,763
Biogen, Inc. 3.625%, 9/15/22		11	11,335

4.05%, 9/15/25	U.S.$	1,352	$1,400,064
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		32	36,263
Celgene Corp. 3.875%, 8/15/25		1,480	1,511,775
Grupo Bimbo SAB de CV 3.875%, 6/27/24(a)		1,115	1,119,075
Kimberly-Clark Corp. 3.875%, 3/01/21		35	37,060
Laboratory Corp. of America Holdings 3.60%, 2/01/25		530	524,143
Medtronic, Inc. 3.50%, 3/15/25		1,655	1,692,999
Mylan NV 3.95%, 6/15/26		382	373,772
Mylan, Inc. 2.60%, 6/24/18		81	81,592
Reynolds American, Inc. 5.85%, 8/15/45		412	483,762
Sigma Alimentos SA de CV 4.125%, 5/02/26(a)		980	957,950
Teva Pharmaceutical Finance Netherlands III BV 2.80%, 7/21/23		1,152	1,094,180
3.15%, 10/01/26		763	703,115
Tyson Foods, Inc. 2.65%, 8/15/19		338	341,380
3.95%, 8/15/24		1,094	1,115,880
4.50%, 6/15/22		101	107,691

			14,127,545

Energy–3.7%
Anadarko Finance Co. Series B 7.50%, 5/01/31		20	25,331
Apache Corp. 3.625%, 2/01/21		20	20,614
Cenovus Energy, Inc. 3.00%, 8/15/22		68	66,980
5.70%, 10/15/19		306	329,715
ConocoPhillips 6.00%, 1/15/20		30	33,126
ConocoPhillips Holding Co. 6.95%, 4/15/29		85	109,746
Encana Corp. 3.90%, 11/15/21		805	822,106
Energy Transfer Partners LP 4.65%, 6/01/21		59	62,044
6.625%, 10/15/36		120	133,658
6.70%, 7/01/18		809	853,268
7.50%, 7/01/38		1,389	1,660,300
EnLink Midstream Partners LP 5.05%, 4/01/45		1,143	1,077,278
Enterprise Products Operating LLC 3.35%, 3/15/23		95	95,699
3.70%, 2/15/26		1,496	1,496,554
5.20%, 9/01/20		606	659,873

10	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

Halliburton Co. 5.00%, 11/15/45	U.S.$	1,630	$1,713,864
Hess Corp. 4.30%, 4/01/27		1,084	1,065,030
Kinder Morgan Energy Partners LP 2.65%, 2/01/19		73	73,693
4.15%, 3/01/22		45	46,481
6.85%, 2/15/20		18	20,004
Kinder Morgan, Inc./DE 5.00%, 2/15/21(a)		645	688,660
Marathon Petroleum Corp. 5.125%, 3/01/21		48	51,853
MPLX LP 4.125%, 3/01/27		598	595,154
4.50%, 7/15/23		1,155	1,200,449
Nabors Industries, Inc. 5.50%, 1/15/23(a)		1,228	1,258,700
Noble Energy, Inc. 3.90%, 11/15/24		890	901,882
4.15%, 12/15/21		10	10,483
8.25%, 3/01/19		2,449	2,724,047
Occidental Petroleum Corp. 3.125%, 2/15/22		20	20,385
Phillips 66 4.30%, 4/01/22		94	99,652
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		1,219	1,180,309
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		251	256,863
Sabine Pass Liquefaction LLC 5.00%, 3/15/27(a)		811	845,468
Spectra Energy Partners LP 3.50%, 3/15/25		20	19,460
TransCanada PipeLines Ltd. 3.80%, 10/01/20		10	10,450
6.35%, 5/15/67		1,445	1,345,671
Valero Energy Corp. 6.125%, 2/01/20		80	88,059
9.375%, 3/15/19		6	6,814
Williams Partners LP 3.90%, 1/15/25		30	29,997
4.125%, 11/15/20		784	819,390

			22,519,110

Other Industrial–0.2%
Alfa SAB de CV 5.25%, 3/25/24(a)		915	960,750

Services–0.1%
eBay, Inc. 3.80%, 3/09/22		412	428,290

Technology–1.7%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24(a)		309	311,376
3.875%, 1/15/27(a)		671	674,328

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 5.45%, 6/15/23(a)	U.S.$	1,560	$1,678,513
6.02%, 6/15/26(a)		246	268,455
Fidelity National Information Services, Inc. 3.50%, 4/15/23		212	214,811
5.00%, 10/15/25		3	3,268
Hewlett Packard Enterprise Co. 3.60%, 10/15/20(c)		20	20,547
HP Enterprise Services LLC 7.45%, 10/15/29		35	42,043
HP, Inc. 3.75%, 12/01/20		11	11,446
4.65%, 12/09/21		917	982,538
Intel Corp. 4.80%, 10/01/41		75	82,916
KLA-Tencor Corp. 4.65%, 11/01/24		1,218	1,294,222
Lam Research Corp. 2.80%, 6/15/21		484	484,750
Micron Technology, Inc. 7.50%, 9/15/23(a)		401	448,855
Motorola Solutions, Inc. 3.50%, 3/01/23		55	54,134
7.50%, 5/15/25		243	287,401
Seagate HDD Cayman 4.75%, 1/01/25		687	673,267
Tencent Holdings Ltd. 3.375%, 5/02/19(a)		932	952,808
Total System Services, Inc. 2.375%, 6/01/18		730	732,862
3.75%, 6/01/23		35	35,055
Western Digital Corp. 7.375%, 4/01/23(a)		864	948,240
Xerox Corp. 2.80%, 5/15/20		22	21,922

			10,223,757

Transportation—Services–0.1%
Adani Ports & Special Economic Zone Ltd. 3.95%, 1/19/22(a)		925	935,640

			98,235,362

Financial Institutions–8.1%
Banking–6.4%
ABN AMRO Bank NV 4.75%, 7/28/25(a)		269	277,549
American Express Co. 2.65%, 12/02/22		34	33,662
Bank of America Corp. 3.824%, 1/20/28		1,550	1,550,558
4.20%, 8/26/24		56	57,122
5.00%, 5/13/21		10	10,856
5.625%, 7/01/20		240	263,074

2017 Semi-Annual Report	11

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

5.875%, 1/05/21	U.S.$	35	$38,963
Series L 2.60%, 1/15/19		1,890	1,909,996
5.65%, 5/01/18		25	26,006
Barclays PLC 3.684%, 1/10/23		1,000	1,003,920
BNP Paribas SA 3.80%, 1/10/24(a)		552	550,471
Series E 2.25%, 1/11/27(a)	EUR	580	602,118
BPCE SA 5.70%, 10/22/23(a)	U.S.$	379	402,217
Capital One Financial Corp. 4.75%, 7/15/21		90	96,780
Citigroup, Inc. 3.875%, 3/26/25		1,345	1,334,173
Compass Bank 5.50%, 4/01/20		1,454	1,532,051
Cooperatieve Rabobank UA 3.95%, 11/09/22		443	454,146
4.375%, 8/04/25		1,044	1,069,014
Credit Agricole SA/London 4.125%, 1/10/27(a)		659	653,576
Credit Suisse Group Funding Guernsey Ltd. 3.75%, 3/26/25		907	892,034
3.80%, 6/09/23		1,440	1,446,019
Fifth Third Bancorp 3.50%, 3/15/22		41	42,105
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21		1,144	1,120,811
3.75%, 5/22/25		501	507,303
3.85%, 7/08/24		1,770	1,813,914
5.75%, 1/24/22		260	292,539
Series D 6.00%, 6/15/20		1,203	1,330,530
Series G 7.50%, 2/15/19		130	142,635
HSBC Holdings PLC 4.00%, 3/30/22		90	94,104
5.10%, 4/05/21		115	124,731
ING Groep NV 3.95%, 3/29/27		743	743,810
JPMorgan Chase & Co. 3.625%, 5/13/24		107	109,370
3.782%, 2/01/28		1,016	1,025,875
4.35%, 8/15/21		20	21,403
4.40%, 7/22/20		170	181,081
4.50%, 1/24/22		45	48,491
4.625%, 5/10/21		60	64,563
Lloyds Banking Group PLC 4.65%, 3/24/26		614	627,373
Mitsubishi UFJ Financial Group, Inc. 3.85%, 3/01/26		286	293,608
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(a)		1,568	1,650,304

Morgan Stanley 5.625%, 9/23/19	U.S.$	1,098	$1,186,125
7.25%, 4/01/32		55	74,752
Series F 3.875%, 4/29/24		31	31,885
Series G 3.75%, 2/25/23		39	40,268
5.50%, 7/24/20–7/28/21		2,018	2,216,363
6.625%, 4/01/18		80	83,750
Nationwide Building Society 4.00%, 9/14/26(a)		1,580	1,530,372
6.25%, 2/25/20(a)		1,490	1,648,029
PNC Financial Services Group, Inc. (The) 5.125%, 2/08/20		90	97,196
Santander Issuances SAU 3.25%, 4/04/26(a)	EUR	400	444,531
5.179%, 11/19/25	U.S.$	800	828,736
Santander UK Group Holdings PLC 2.875%, 8/05/21		1,248	1,233,373
State Street Corp. 3.70%, 11/20/23		45	47,067
Sumitomo Mitsui Banking Corp. 1.966%, 1/11/19		903	902,422
UBS AG/Stamford CT 7.625%, 8/17/22		1,334	1,539,543
UBS Group Funding Jersey Ltd. 4.125%, 9/24/25(a)		836	849,301
US Bancorp Series J 5.30%, 4/15/27(b)		652	663,619
Wells Fargo & Co. 3.069%, 1/24/23		1,221	1,227,044

			39,083,231

Finance–0.1%
AerCap Aviation Solutions BV 6.375%, 5/30/17		356	358,570
HSBC Finance Corp. 6.676%, 1/15/21		101	114,105
International Lease Finance Corp. 5.875%, 4/01/19		470	500,832

			973,507

Insurance–0.9%
Anthem, Inc. 3.30%, 1/15/23		33	33,247
Coventry Health Care, Inc. 5.45%, 6/15/21		20	22,103
Guardian Life Insurance Co. of America (The) 7.375%, 9/30/39(a)		923	1,280,653
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20		86	93,432
Humana, Inc. 6.30%, 8/01/18		30	31,684

12	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

7.20%, 6/15/18	U.S.$	40	$42,463
Lincoln National Corp. 8.75%, 7/01/19		225	256,271
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		7	11,187
MetLife Capital Trust IV 7.875%, 12/15/37(a)		970	1,196,291
MetLife, Inc. 4.75%, 2/08/21		350	378,938
7.717%, 2/15/19		575	634,248
10.75%, 8/01/39		10	15,502
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		552	885,436
Prudential Financial, Inc. 4.50%, 11/15/20		86	92,091
Reliance Standard Life Global Funding II 2.50%, 4/24/19(a)		80	80,485
Swiss Re America Holding Corp. 7.00%, 2/15/26		35	42,919
XLIT Ltd. 6.25%, 5/15/27		195	227,259

			5,324,209

REITS–0.7%
HCP, Inc. 5.375%, 2/01/21		7	7,613
Host Hotels & Resorts LP Series D 3.75%, 10/15/23		45	45,262
Trust F/1401 5.25%, 1/30/26(a)		970	974,850
Welltower, Inc. 4.00%, 6/01/25		3,325	3,370,985

			4,398,710

			49,779,657

Utility–0.7%
Electric–0.6%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36		110	137,382
CMS Energy Corp. 5.05%, 3/15/22		345	376,764
Constellation Energy Group, Inc. 5.15%, 12/01/20		594	644,294
Duke Energy Carolinas LLC 3.90%, 6/15/21		42	44,385
Entergy Corp. 4.00%, 7/15/22		1,161	1,215,404
Exelon Corp. 2.85%, 6/15/20		30	30,371
5.10%, 6/15/45		415	446,627
Pacific Gas & Electric Co. 4.50%, 12/15/41		55	57,311
6.05%, 3/01/34		35	43,853

TECO Finance, Inc. 5.15%, 3/15/20	U.S.$	695	$739,786
Union Electric Co. 6.70%, 2/01/19		30	32,506
Wisconsin Electric Power Co. 4.25%, 12/15/19		23	24,304

			3,792,987

Natural Gas–0.1%
Engie SA 1.625%, 10/10/17(a)		32	31,988
NiSource Finance Corp. 6.80%, 1/15/19		100	108,069
Sempra Energy 4.05%, 12/01/23		105	109,603

			249,660

			4,042,647

Total Corporates—Investment Grade (cost $147,531,280)			152,057,666

MORTGAGE PASS-THROUGHS–19.7%
Agency ARMs–0.0%
Federal Home Loan Mortgage Corp. Series 2006 3.604% (LIBOR 12 Month + 2.07%), 12/01/36(d)		1	1,154
Series 2007 3.867% (LIBOR 12 Month + 2.17%), 3/01/37(d)		2	2,235
Federal National Mortgage Association Series 2007 3.017%, 3/01/37(c)		5	4,987
3.085% (LIBOR 12 Month + 1.46%), 2/01/37(d)		3	3,011

			11,387

Agency Fixed Rate 15-Year–2.1%
Federal National Mortgage Association 2.50%, 10/01/31–2/01/32		12,687	12,710,326

Agency Fixed Rate 30-Year–17.6%
Federal Home Loan Mortgage Corp. Gold 4.00%, 2/01/46		3,165	3,339,898
Series 2005 5.50%, 1/01/35		66	73,346
Series 2007 5.50%, 7/01/35		403	449,124
Series 2017 4.00%, 7/01/44		2,495	2,631,281
Federal National Mortgage Association 3.00%, 5/01/45–8/01/45		5,420	5,386,391
3.50%, 2/01/46–7/01/46		19,448	19,910,403
3.50%, 4/01/47, TBA		7,985	8,168,406
4.00%, 12/01/40–11/01/46		7,310	7,717,170
4.00%, 4/01/47, TBA		9,990	10,479,354

2017 Semi-Annual Report	13

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

4.50%, 4/25/47, TBA	U.S.$	26,790	$28,730,183
5.00%, 6/01/40		44	48,369
5.50%, 9/01/36		8	8,902
Series 2003 5.50%, 4/01/33–7/01/33		1,132	1,261,999
Series 2004 5.50%, 2/01/34–11/01/34		1,021	1,138,967
Series 2005 5.50%, 2/01/35		1,084	1,208,261
Series 2006 5.50%, 4/01/36		229	256,091
Series 2007 5.50%, 5/01/36–8/01/37		129	144,309
Series 2008 5.50%, 8/01/37		2	1,731
Series AS6516 4.00%, 1/01/46		5,332	5,594,560
Government National Mortgage Association 3.00%, 4/20/46–5/20/46		2,984	3,014,172
3.50%, 4/01/47, TBA		8,065	8,363,027

			107,925,944

Total Mortgage Pass-Throughs (cost $120,350,560)			120,647,657

ASSET-BACKED SECURITIES–13.1%
Autos—Fixed Rate–8.3%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		1,181	1,180,912
Ally Master Owner Trust Series 2012-4, Class A 1.72%, 7/15/19		2,525	2,527,756
Series 2015-3, Class A 1.63%, 5/15/20		89	89,041
Americredit Automobile Receivables Trust Series 2016-4, Class A2A 1.34%, 4/08/20		1,049	1,047,924
ARI Fleet Lease Trust Series 2014-A, Class A2 0.81%, 11/15/22(a)		10	9,829
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(a)		2,535	2,574,453
Series 2016-1A, Class A 2.99%, 6/20/22(a)		742	751,227
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(a)		2,002	2,000,584
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19		799	799,365

Series 2015-2, Class A3 1.31%, 8/15/19	U.S.$	629	$629,024
Capital Auto Receivables Asset Trust Series 2014-1, Class B 2.22%, 1/22/19		395	396,128
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		64	63,960
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(a)		997	999,663
CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(a)		269	269,222
Series 2014-B, Class A 1.11%, 11/15/18(a)		45	45,392
CPS Auto Trust Series 2017-A, Class A 1.68%, 8/17/20(a)		692	690,327
Drive Auto Receivables Trust Series 2016-CA, Class A3 1.67%, 11/15/19(a)		940	940,292
Series 2017-BA, Class A1 1.20%, 4/16/18(a)		1,910	1,910,000
Series 2017-BA, Class A3 1.74%, 6/17/19(a)		1,220	1,219,938
Enterprise Fleet Financing LLC Series 2014-2, Class A2 1.05%, 3/20/20(a)		282	281,803
Series 2015-1, Class A2 1.30%, 9/20/20(a)		865	863,628
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(a)		520	556,138
Series 2016-3A, Class A 1.84%, 11/16/20(a)		520	518,121
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		1,447	1,446,569
First Investors Auto Owner Trust Series 2016-2A, Class A1 1.53%, 11/16/20(a)		835	832,582
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/23(a)		620	671,675
Series 2016-4, Class A2 1.96%, 2/16/21(a)		635	632,923
Series 2016-4, Class D 3.89%, 11/15/22(a)		570	559,844
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(a)		2,407	2,428,004
Series 2016-1, Class A 2.31%, 8/15/27(a)		1,232	1,229,780
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A1 1.98%, 1/15/22		1,688	1,688,494

14	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

GM Financial Automobile Leasing Trust Series 2015-2, Class A3 1.68%, 12/20/18	U.S.$	2,229	$2,232,579
Series 2015-3, Class A3 1.69%, 3/20/19		2,050	2,053,630
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(a)		1,078	1,078,408
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		630	629,186
Series 2015-1, Class A3 1.41%, 6/15/20		981	980,483
Series 2015-2, Class A3 1.30%, 3/16/20		88	87,941
Hertz Vehicle Financing II LP Series 2015-1A, Class B 3.52%, 3/25/21(a)		669	669,656
Series 2015-2A, Class A 2.02%, 9/25/19(a)		924	918,802
Series 2015-2A, Class C 3.95%, 9/25/19(a)		600	593,540
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(a)		3,845	3,832,865
Hyundai Auto Lease Securitization Trust Series 2015-B, Class A3 1.40%, 11/15/18(a)		1,059	1,059,355
Mercedes Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18		1,245	1,244,987
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18		1,206	1,206,370
Porsche Innovative Lease Owner Trust Series 2015-1, Class A4 1.43%, 5/21/21(a)		100	99,979
Santander Drive Auto Receivables Trust Series 2013-2, Class E 2.98%, 4/15/20(a)		1,556	1,565,431
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18		21	20,737
Westlake Automobile Receivables Trust Series 2015-3A, Class A2A 1.42%, 5/17/21(a)		222	222,054
Series 2016-2A, Class A2 1.57%, 6/17/19(a)		733	732,827
Wheels SPV 2 LLC Series 2016-1A, Class A3 1.87%, 5/20/25(a)		1,325	1,321,366

			50,404,794

Credit Cards—Fixed Rate–1.6%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20	U.S.$	794	$794,095
Barclays Dryrock Issuance Trust Series 2015-4, Class A 1.72%, 8/16/21		1,130	1,130,329
Capital One Multi-Asset Execution Trust Series 2015-A5, Class A5 1.60%, 5/17/21		1,004	1,004,884
Chase Issuance Trust Series 2013-A1, Class A1 1.30%, 2/18/20		100	99,898
Discover Card Execution Note Trust Series 2015-A2, Class A 1.90%, 10/17/22		2,050	2,048,046
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		1,942	1,958,001
Series 2015-3, Class A 1.74%, 9/15/21		1,702	1,703,156
World Financial Network Credit Card Master Trust Series 2013-A, Class A 1.61%, 12/15/21		100	100,103
Series 2016-B, Class A 1.44%, 6/15/22		756	753,893

			9,592,405

Other ABS—Fixed Rate–1.5%
Ascentium Equipment Receivables Trust Series 2016-1A, Class A2 1.75%, 11/13/18(a)		336	335,743
CNH Equipment Trust Series 2014-B, Class A4 1.61%, 5/17/21		1,156	1,157,921
Series 2015-A, Class A4 1.85%, 4/15/21		1,170	1,172,422
Dell Equipment Finance Trust Series 2015-1, Class A3 1.30%, 3/23/20(a)		364	363,822
Series 2015-2, Class A2A 1.42%, 12/22/17(a)		107	106,532
Marlette Funding Trust Series 2016-1A, Class A 3.06%, 1/17/23(a)		355	354,045
Series 2017-1A, Class A 2.827%, 3/15/24(a)		790	790,572
SBA Tower Trust 3.156%, 10/15/20(a)		1,340	1,346,834
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(a)		616	615,641

2017 Semi-Annual Report	15

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Series 2016-3, Class A 3.05%, 12/26/25(a)	U.S.$	780	$780,896
Series 2017-2, Class A 3.28%, 2/25/26(a)		1,000	999,888
Taco Bell Funding LLC Series 2016-1A, Class A2I 3.832%, 5/25/46(a)		920	932,998
Volvo Financial Equipment LLC Series 2015-1A, Class A3 1.51%, 6/17/19(a)		62	62,183

			9,019,497

Autos—Floating Rate–1.2%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 1.412% (LIBOR 1 Month + 0.50%), 7/15/20(a)(d)		1,949	1,950,025
Hertz Fleet Lease Funding LP Series 2013-3, Class A 1.408% (LIBOR 1 Month + 0.55%), 12/10/27(a)(d)		97	96,880
NCF Dealer Floorplan Master Trust Series 2014-1A, Class A 2.478% (LIBOR 1 Month + 1.50%), 10/20/20(a)(d)		1,613	1,612,998
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A1 1.328% (LIBOR 1 Month + 0.35%), 7/22/19(a)(d)		620	620,091
Wells Fargo Dealer Floorplan Master Note Trust Series 2014-1, Class A 1.358% (LIBOR 1 Month + 0.38%), 7/20/19(d)		1,165	1,166,831
Series 2015-1, Class A 1.478% (LIBOR 1 Month + 0.50%), 1/20/20(d)		2,052	2,055,619

			7,502,444

Credit Cards—Floating Rate–0.5%
Discover Card Execution Note Trust Series 2015-A1, Class A1 1.262% (LIBOR 1 Month + 0.35%), 8/17/20(d)		1,933	1,937,264
World Financial Network Credit Card Master Trust Series 2015-A, Class A 1.392% (LIBOR 1 Month + 0.48%), 2/15/22(d)		1,322	1,325,824

			3,263,088

Home Equity Loans—Floating Rate–0.0%
Asset Backed Funding Certificates Trust Series 2003-WF1, Class A2 2.107% (LIBOR 1 Month + 1.13%), 12/25/32(d)		188	182,569

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 1.282% (LIBOR 1 Month + 0.30%), 4/25/34(d)	U.S.$	91	$88,734

			271,303

Home Equity Loans—Fixed Rate–0.0%
Credit-Based Asset Servicing & Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		130	131,142

Total Asset-Backed Securities (cost $79,997,153)			80,184,673

GOVERNMENTS—TREASURIES–10.6%
United States–10.6%
U.S. Treasury Bonds 2.75%, 8/15/42		190	181,138
2.875%, 5/15/43–11/15/46		2,383	2,313,079
3.00%, 11/15/44–11/15/45		306	304,542
3.125%, 2/15/43		280	285,556
3.375%, 5/15/44		102	108,849
3.625%, 8/15/43		31	34,406
3.75%, 11/15/43		75	85,342
4.50%, 2/15/36		1,066	1,351,651
U.S. Treasury Notes 0.50%, 7/31/17		235	234,779
0.625%, 8/31/17–11/30/17		987	985,740
0.75%, 6/30/17–2/28/18		525	523,898
0.875%, 11/30/17–1/31/18		700	699,351
1.125%, 1/31/19–2/28/21		12,471	12,444,666
1.25%, 12/31/18		12,469	12,474,834
1.375%, 2/29/20–5/31/21		217	213,668
1.50%, 1/31/19–5/31/20		642	642,637
1.50%, 11/30/19(e)(f)		2,695	2,699,528
1.625%, 6/30/19–5/15/26		6,251	5,921,485
1.75%, 10/31/20–12/31/20		87	86,787
1.875%, 1/31/22		2,565	2,559,388
2.00%, 12/31/21–11/15/26		17,869	17,510,774
2.125%, 8/15/21		125	126,475
2.375%, 8/15/24		2,667	2,688,156
2.75%, 2/15/24		10	9,934
3.75%, 11/15/18		328	340,960

Total Governments—Treasuries (cost $65,004,481)			64,827,623

COMMERCIAL MORTGAGE-BACKED SECURITIES–7.0%
Non-Agency Fixed Rate CMBS–5.4%
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		83	83,178

16	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

BHMS Commercial Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(a)	U.S.$	1,705	$1,716,733
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(a)		2,495	2,560,485
Citigroup Commercial Mortgage Trust Series 2012-GC8, Class D 4.877%, 9/10/45(a)		930	872,627
Series 2015-GC27, Class A5 3.137%, 2/10/48		1,333	1,328,671
Series 2016-C1, Class A4 3.209%, 5/10/49		2,238	2,226,896
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.88%, 5/15/46		846	847,848
Commercial Mortgage Loan Trust Series 2008-LS1, Class A1A 6.101%, 12/10/49		166	167,865
Commercial Mortgage Pass Through Certificates Series 2012-CR3, Class E 4.771%, 10/15/45(a)		889	778,737
Commercial Mortgage Trust Series 2013-CR6, Class A2 2.122%, 3/10/46		240	240,976
Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		820	803,468
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class AM 5.715%, 6/15/39		787	787,763
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, 8/15/48		1,127	1,164,095
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(a)		2,474	2,502,633
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.949%, 8/10/45		379	378,747
Series 2013-G1, Class A2 3.557%, 4/10/31(a)		1,499	1,488,075
Series 2013-GC16, Class A2 3.033%, 11/10/46		119	120,992
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9, Class AM 5.372%, 5/15/47		414	413,166
Series 2011-C5, Class D 5.409%, 8/15/46(a)		224	224,116
Series 2012-C6, Class E 5.153%, 5/15/45(a)		712	630,528
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class D 4.564%, 8/15/46(a)		472	436,332

Series 2015-C31, Class A3 3.801%, 8/15/48	U.S.$	1,221	$1,267,459
Series 2015-C32, Class C 4.669%, 11/15/48		1,000	944,235
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39		431	381,060
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(a)		665	663,508
Series 2015-3, Class A2 2.729%, 4/20/48(a)		1,212	1,216,508
Series 2016-4, Class A2 2.579%, 3/10/49(a)		1,099	1,068,189
ML-CFC Commercial Mortgage Trust Series 2006-4, Class AJ 5.239%, 12/12/49		12	12,310
Series 2007-9, Class A4 5.70%, 9/12/49		237	238,961
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56		619	622,280
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/45		2,192	2,208,649
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A 6.009%, 6/15/45		50	49,776
Series 2007-C32, Class A3 5.76%, 6/15/49		300	299,621
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.471%, 9/15/48		975	958,987
Series 2016-NXS6, Class C 4.309%, 11/15/49		1,030	1,008,252
WF-RBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46		1,335	1,368,933
Series 2014-C20, Class A2 3.036%, 5/15/47		1,163	1,186,013

			33,268,672

Non-Agency Floating Rate CMBS–1.5%
CGBAM Commercial Mortgage Trust Series 2016-IMC, Class A 2.843% (LIBOR 1 Month + 1.90%), 11/15/21(a)(d)		634	634,799
Series 2016-IMC, Class C 4.893% (LIBOR 1 Month + 3.95%), 11/15/21(a)(d)		383	383,178
CSMC Mortgage-Backed Trust Series 2016-MFF, Class D 5.367% (LIBOR 1 Month + 4.60%), 11/15/33(a)(d)		393	394,469

2017 Semi-Annual Report	17

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

H/2 Asset Funding NRE Series 2015-1A 2.42% (LIBOR 1 Month + 1.65%), 6/24/49(d)(g)	U.S.$	1,145	$1,136,491
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.832% (LIBOR 1 Month + 0.92%), 6/15/29(a)(d)		1,760	1,762,193
Series 2015-SGP, Class A 2.612% (LIBOR 1 Month + 1.70%), 7/15/36(a)(d)		1,601	1,609,982
Morgan Stanley Capital I Trust Series 2015-XLF2, Class AFSA 2.782% (LIBOR 1 Month + 1.87%), 8/15/26(a)(d)		458	456,083
Series 2015-XLF2, Class SNMA 2.862% (LIBOR 1 Month + 1.95%), 11/15/26(a)(d)		518	519,386
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.993% (LIBOR 1 Month + 1.05%), 4/15/32(a)(d)		167	166,757
Starwood Retail Property Trust Series 2014-STAR, Class A 2.132% (LIBOR 1 Month + 1.22%), 11/15/27(a)(d)		2,089	2,072,544
WF-RBS Commercial Mortgage Trust Series 2013-C15, Class A4 4.153%, 8/15/46(c)		115	122,790

			9,258,672

Agency CMBS–0.1%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K010, Class A1 3.32%, 7/25/20		54	54,303
Series K011, Class A1 2.917%, 8/25/20		34	34,524
Series K021, Class A1 1.603%, 1/25/22		70	69,483
Series K025, Class A1 1.875%, 4/25/22		106	105,588
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K008, Class A2 3.531%, 6/25/20		78	81,008

			344,906

Total Commercial Mortgage-Backed Securities (cost $43,445,021)			42,872,250

INFLATION-LINKED SECURITIES–7.0%
United States–7.0%
U.S. Treasury Inflation Index 0.125%, 4/15/19–4/15/20 (TIPS)		29,189	29,618,081

0.25%, 1/15/25 (TIPS)	U.S.$	6,316	$6,262,614
0.375%, 7/15/25 (TIPS)		6,906	6,923,292

Total Inflation-Linked Securities (cost $42,413,316)			42,803,987

COLLATERALIZED MORTGAGE OBLIGATIONS–6.1%
Risk Share Floating Rate–4.2%
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.482% (LIBOR 1 Month + 6.50%), 4/25/26(d)(g)		555	560,869
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 5.232% (LIBOR 1 Month + 4.25%), 11/25/23(d)		1,760	1,908,340
Series 2014-DN3, Class M3 4.982% (LIBOR 1 Month + 4.00%), 8/25/24(d)		840	897,385
Series 2014-DN4, Class M3 5.532% (LIBOR 1 Month + 4.55%), 10/25/24(d)		300	323,393
Series 2014-HQ3, Class M3 5.732% (LIBOR 1 Month + 4.75%), 10/25/24(d)		962	1,053,762
Series 2015-DNA1, Class M3 4.282% (LIBOR 1 Month + 3.30%), 10/25/27(d)		305	326,866
Series 2015-DNA2, Class M2 3.582% (LIBOR 1 Month + 2.60%), 12/25/27(d)		1,420	1,453,993
Series 2015-DNA3, Class M3 5.682% (LIBOR 1 Month + 4.70%), 4/25/28(d)		389	428,449
Series 2015-HQ1, Class M2 3.182% (LIBOR 1 Month + 2.20%), 3/25/25(d)		335	339,694
Series 2015-HQA1, Class M2 3.632% (LIBOR 1 Month + 2.65%), 3/25/28(d)		1,308	1,340,182
Series 2015-HQA2, Class M2 3.782% (LIBOR 1 Month + 2.80%), 5/25/28(d)		519	534,506
Series 2015-HQA2, Class M3 5.782% (LIBOR 1 Month + 4.80%), 5/25/28(d)		331	365,612
Series 2016-DNA1, Class M3 6.532% (LIBOR 1 Month + 5.55%), 7/25/28(d)		598	677,737
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M1 2.182% (LIBOR 1 Month + 1.20%), 7/25/24(d)		128	128,417

18	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

Series 2014-C04, Class 1M2 5.882% (LIBOR 1 Month + 4.90%), 11/25/24(d)	U.S.$	903	$1,008,087
Series 2014-C04, Class 2M2 5.982% (LIBOR 1 Month + 5.00%), 11/25/24(d)		319	352,437
Series 2015-C01, Class 1M2 5.282% (LIBOR 1 Month + 4.30%), 2/25/25(d)		660	700,346
Series 2015-C01, Class 2M2 5.532% (LIBOR 1 Month + 4.55%), 2/25/25(d)		782	831,982
Series 2015-C02, Class 1M2 4.982% (LIBOR 1 Month + 4.00%), 5/25/25(d)		1,073	1,129,041
Series 2015-C02, Class 2M2 4.982% (LIBOR 1 Month + 4.00%), 5/25/25(d)		773	811,971
Series 2015-C03, Class 1M1 2.482% (LIBOR 1 Month + 1.50%), 7/25/25(d)		15	15,332
Series 2015-C03, Class 1M2 5.982% (LIBOR 1 Month + 5.00%), 7/25/25(d)		1,219	1,340,505
Series 2015-C03, Class 2M2 5.982% (LIBOR 1 Month + 5.00%), 7/25/25(d)		1,250	1,367,977
Series 2015-C04, Class 1M2 6.682% (LIBOR 1 Month + 5.70%), 4/25/28(d)		367	415,060
Series 2015-C04, Class 2M2 6.532% (LIBOR 1 Month + 5.55%), 4/25/28(d)		1,152	1,283,342
Series 2016-C01, Class 1M2 7.732% (LIBOR 1 Month + 6.75%), 8/25/28(d)		1,131	1,334,087
Series 2016-C01, Class 2M2 7.932% (LIBOR 1 Month + 6.95%), 8/25/28(d)		849	999,779
Series 2016-C02, Class 1M2 6.982% (LIBOR 1 Month + 6.00%), 9/25/28(d)		925	1,055,625
Series 2016-C03, Class 1M2 6.282% (LIBOR 1 Month + 5.30%), 10/25/28(d)		142	159,442
Series 2016-C03, Class 2M2 6.882% (LIBOR 1 Month + 5.90%), 10/25/28(d)		788	896,714
Series 2017-C02, Class 2M2 4.627% (LIBOR 1 Month + 3.65%), 9/25/29(d)		374	376,100
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 5.232% (LIBOR 1 Month + 4.25%), 11/25/24(d)(g)		243	251,576

Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 6.232% (LIBOR 1 Month + 5.25%), 11/25/25(d)(g)	U.S.$	733	$772,295
Series 2015-WF1, Class 2M2 6.482% (LIBOR 1 Month + 5.50%), 11/25/25(d)(g)		206	223,043

			25,663,946

Non-Agency Fixed Rate–1.0%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 7/25/35		175	165,503
Series 2005-57CB, Class 4A3 5.50%, 12/25/35		404	356,174
Series 2006-23CB, Class 1A7 6.00%, 8/25/36		266	255,299
Series 2006-24CB, Class A16 5.75%, 6/25/36		777	646,984
Series 2006-28CB, Class A14 6.25%, 10/25/36		544	440,741
Series 2006-J1, Class 1A13 5.50%, 2/25/36		456	396,774
Chase Mortgage Finance Trust Series 2007-S5, Class 1A17 6.00%, 7/25/37		233	191,191
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.997%, 5/25/35		423	393,841
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-10, Class 1A8 6.00%, 5/25/36		399	332,995
Series 2006-13, Class 1A19 6.25%, 9/25/36		177	148,781
Credit Suisse Mortgage Trust Series 2010-6R, Class 3A2 5.875%, 1/26/38(a)		762	620,831
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		681	554,189
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 3.123%, 7/25/36		276	229,855
JP Morgan Mortgage Trust Series 2007-S3, Class 1A8 6.00%, 8/25/37		327	288,672
RBSSP Resecuritization Trust Series 2009-7, Class 10A3 6.00%, 8/26/37(a)		937	803,290
Residential Funding Mortgage Securities I Trust Series 2005-SA3, Class 3A 3.441%, 8/25/35		12	11,370

2017 Semi-Annual Report	19

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Wells Fargo Mortgage Backed Securities Trust Series 2007-8, Class 2A5 5.75%, 7/25/37	U.S.$	214	$212,108

			6,048,598

Non-Agency Floating Rate–0.4%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 1.172% (LIBOR 1 Month + 0.19%), 12/25/36(d)		1,600	983,985
HomeBanc Mortgage Trust Series 2005-1, Class A1 1.232% (LIBOR 1 Month + 0.25%), 3/25/35(d)		620	529,088
RBSSP Resecuritization Trust Series 2010-9, Class 7A6 6.055%, 5/26/37(a)(c)		934	700,942

			2,214,015

Agency Floating Rate–0.3%
Federal National Mortgage Association REMICs Series 2011-15, Class SA 6.078% (7.06% - LIBOR 1 Month), 3/25/41(d)(h)		3,212	702,135
Series 2015-66, Class AS 5.268% (6.25% - LIBOR 1 Month), 9/25/45(d)(h)		3,904	642,225
Series 2016-22, Class ST 5.118% (6.10% - LIBOR 1 Month), 4/25/46(d)(h)		4,141	659,223

			2,003,583

Agency Fixed Rate–0.2%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 1.23%, 5/28/35		323	288,797
Federal National Mortgage Association REMICs Series 2015-33, Class AI 5.00%, 6/25/45(i)		3,978	802,331

			1,091,128

Total Collateralized Mortgage Obligations (cost $35,576,668)			37,021,270

CORPORATES—NON-INVESTMENT GRADE–2.9%
Industrial–1.7%
Capital Goods–0.0%
SPX FLOW, Inc. 5.875%, 8/15/26(a)		55	55,206

Communications—Media–0.2%
CSC Holdings LLC 6.75%, 11/15/21		225	244,406

Ziggo Secured Finance BV 5.50%, 1/15/27(a)	U.S.$	940	$938,825

			1,183,231

Communications—Telecommunications–0.6%
CenturyLink, Inc. Series S 6.45%, 6/15/21		452	480,815
Series Y 7.50%, 4/01/24		414	438,323
SFR Group SA 5.375%, 5/15/22(a)	EUR	274	305,091
Sprint Capital Corp. 6.90%, 5/01/19	U.S.$	1,825	1,943,625
Wind Acquisition Finance SA 4.75%, 7/15/20(a)		605	614,075

			3,781,929

Consumer Cyclical—Automotive–0.1%
Adient Global Holdings Ltd. 4.875%, 8/15/26(a)		258	253,163
Allison Transmission, Inc. 5.00%, 10/01/24(a)		311	314,110

			567,273

Consumer Cyclical—Other–0.3%
International Game Technology PLC 6.25%, 2/15/22(a)		635	679,450
6.50%, 2/15/25(a)		890	952,300
KB Home 4.75%, 5/15/19		552	565,800

			2,197,550

Consumer Cyclical—Retailers–0.1%
Hanesbrands, Inc. 4.625%, 5/15/24(a)		384	379,200

Consumer Non-Cyclical–0.1%
HCA, Inc. 4.50%, 2/15/27		90	89,887
5.25%, 6/15/26		157	165,439
Lamb Weston Holdings, Inc. 4.625%, 11/01/24(a)		160	162,800
4.875%, 11/01/26(a)		159	161,186
Valeant Pharmaceuticals International, Inc. 6.125%, 4/15/25(a)		715	550,550

			1,129,862

Energy–0.1%
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		643	463,764
SM Energy Co. 6.50%, 1/01/23		72	73,350

			537,114

20	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

Technology–0.1%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 7.125%, 6/15/24(a)	U.S.$	335	$369,756

Transportation—Services–0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(a)		535	497,550

			10,698,671

Financial Institutions–1.1%
Banking–0.9%
Bank of America Corp. Series Z 6.50%, 10/23/24(b)		399	434,599
Barclays Bank PLC 6.86%, 6/15/32(a)(b)		226	257,272
Credit Agricole SA 8.125%, 12/23/25(a)(b)		370	394,831
Credit Suisse Group AG 7.50%, 12/11/23(a)(b)		283	306,837
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)		1,201	1,125,937
Royal Bank of Scotland Group PLC 8.625%, 8/15/21(b)		940	979,734
Series U 7.64%, 9/30/17(b)(f)		700	652,246
Societe Generale SA 5.922%, 4/05/17(a)(b)		225	225,000
8.00%, 9/29/25(a)(b)		209	213,890
Standard Chartered PLC 2.549% (LIBOR 3 Month + 1.51%), 1/30/27(a)(b)(d)		400	334,928
7.50%, 4/02/22(a)(b)		453	467,949
7.75%, 4/02/23(a)(b)		200	206,304

			5,599,527

Finance–0.2%
Navient Corp. 6.625%, 7/26/21		935	965,388

			6,564,915

Non Corporate Sectors–0.1%
Agencies—Not Government Guaranteed–0.1%
NOVA Chemicals Corp. 5.25%, 8/01/23(a)		645	660,319

Total Corporates—Non-Investment Grade (cost $18,055,818)			17,923,905

AGENCIES–2.5%
Agency Debentures–2.5%
Federal National Mortgage Association 6.25%, 5/15/29		355	475,363

6.625%, 11/15/30	U.S.$	260	$366,587
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		15,316	14,394,283

Total Agencies (cost $14,386,918)			15,236,233

EMERGING MARKETS—TREASURIES–0.8%
Brazil–0.8%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/21–1/01/27 (cost $4,165,820)	BRL	16,230	5,193,145

LOCAL GOVERNMENTS—MUNICIPAL BONDS–0.5%
United States–0.5%
State of California Series 2010 7.625%, 3/01/40 (cost $2,143,306)	U.S.$	2,040	2,987,437

EMERGING MARKETS—CORPORATE BONDS–0.4%
Industrial–0.4%
Capital Goods–0.1%
Odebrecht Finance Ltd. 5.25%, 6/27/29(a)		1,056	356,400
7.125%, 6/26/42(a)		474	170,640

			527,040

Communications—Telecommunications–0.1%
MTN Mauritius Investment Ltd. 5.373%, 2/13/22(a)		636	645,864

Consumer Non-Cyclical–0.1%
Marfrig Holdings Europe BV 8.00%, 6/08/23(a)		580	605,984
Minerva Luxembourg SA 6.50%, 9/20/26(a)		309	300,775

			906,759

Energy–0.1%
Ultrapar International SA 5.25%, 10/06/26(a)		636	632,820

Total Emerging Markets—Corporate Bonds (cost $3,398,389)			2,712,483

GOVERNMENTS—SOVEREIGN AGENCIES–0.4%
Brazil–0.1%
Petrobras Global Finance BV 6.125%, 1/17/22		706	740,947

Colombia–0.1%
Ecopetrol SA 5.875%, 5/28/45		540	492,075

2017 Semi-Annual Report	21

Schedule of Investments (continued)

Principal Amount (000)			U.S. $ Value

Israel–0.2%
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(a)	U.S.$	1,117	$1,173,409

Total Governments—Sovereign Agencies (cost $2,343,788)			2,406,431

QUASI-SOVEREIGNS–0.3%
Quasi-Sovereign Bonds–0.3%
Chile–0.1%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(a)		545	589,241

Mexico–0.2%
Petroleos Mexicanos 3.50%, 1/30/23		10	9,529
4.625%, 9/21/23		1,269	1,276,297

			1,285,826

Total Quasi-Sovereigns (cost $1,820,336)			1,875,067

GOVERNMENTS—SOVEREIGN BONDS–0.3%
Mexico–0.1%
Mexico Government International Bond Series G 5.95%, 3/19/19		408	439,620

Qatar–0.2%
Qatar Government International Bond 2.375%, 6/02/21(a)		1,172	1,158,815

Total Governments—Sovereign Bonds (cost $1,599,483)			1,598,435

EMERGING MARKETS—SOVEREIGNS–0.2%
Egypt–0.1%
Egypt Government International Bond 6.125%, 1/31/22(a)		405	421,200

Turkey–0.1%
Turkey Government International Bond 6.00%, 3/25/27		567	589,113

Total Emerging Markets—Sovereigns (cost $965,615)			1,010,313

		Shares
COMMON STOCKS–0.1%
Financials–0.1%
Insurance–0.1%
Mt Logan Re Ltd. (Preference Shares)(j)(k)(l) (cost $521,000)		521	528,719

Principal Amount (000)			U.S. $ Value

SUPRANATIONALS–0.0%
International Bank for Reconstruction & Development 9.25%, 7/15/17 (cost $30,673)	U.S.$	30	$30,658

SHORT-TERM INVESTMENTS–8.5%
Governments—Treasuries–4.4%
Japan–4.4%
Japan Treasury Discount Bill Series 650 Zero Coupon, 6/12/17	JPY	1,030,000	9,256,211
Series 669 Zero Coupon, 6/12/17		2,000,000	17,976,321

Total Governments—Treasuries (cost $26,941,688)			27,232,532

Agency Discount Note–2.4%
Federal Home Loan Bank Discount Notes Zero Coupon, 9/20/17 (cost $14,437,211)	U.S.$	14,500	14,437,211

		Shares
Investment Companies–1.7%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.54%(m)(n) (cost $10,179,152)		10,179,152	10,179,152

Total Short-Term Investments (cost $51,558,051)			51,848,895

Total Investments—105.3% (cost $635,307,676)			643,766,847

Other assets less liabilities—(5.3)%			(32,687,807)

Net Assets—100.0%			$611,079,040

22	Sanford C. Bernstein Fund II, Inc.

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2017	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	141	June 2017	$30,522,740	$30,519,891	$(2,849)
U.S. T-Note 5 Yr (CBT) Futures	316	June 2017	37,156,787	37,201,594	44,807
U.S. T-Note 10 Yr (CBT) Futures	200	June 2017	24,792,434	24,912,500	120,066
U.S. Ultra Bond (CBT) Futures	340	June 2017	54,169,494	54,612,500	443,006

Sold Contracts
Euro-BOBL Futures	116	June 2017	16,276,538	16,310,089	(33,551)

					$571,479

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia & New Zealand Banking Group Ltd.	TWD	69,806	USD	2,277	4/18/17	$(23,824)
Bank of America, NA	NZD	2,856	USD	2,003	4/06/17	1,786
Bank of America, NA	SEK	27,603	USD	3,070	5/11/17	(16,105)
Barclays Bank PLC	KRW	2,564,735	USD	2,266	5/18/17	(30,374)
Citibank, NA	BRL	15,848	USD	5,002	4/04/17	(60,396)
Citibank, NA	USD	5,062	BRL	15,848	4/04/17	647
Citibank, NA	JPY	2,743,409	USD	24,509	4/07/17	(135,232)
Citibank, NA	USD	1,485	INR	96,979	4/11/17	10,971
Citibank, NA	EUR	1,508	USD	1,627	4/12/17	16,868
Citibank, NA	BRL	15,848	USD	5,032	5/03/17	2,968
Citibank, NA	GBP	5,185	USD	6,332	5/18/17	(170,025)
Credit Suisse International	USD	6,637	CAD	8,687	4/07/17	(104,876)
Goldman Sachs Bank USA	CAD	12,525	USD	9,585	4/07/17	166,077
HSBC Bank USA	BRL	15,848	USD	4,948	4/04/17	(114,044)
HSBC Bank USA	USD	5,002	BRL	15,848	4/04/17	60,396
JPMorgan Chase Bank, NA	AUD	8,683	USD	6,539	4/06/17	(95,151)
JPMorgan Chase Bank, NA	USD	2,139	INR	142,960	4/11/17	66,035
JPMorgan Chase Bank, NA	USD	1,305	MXN	26,923	4/26/17	128,611
JPMorgan Chase Bank, NA	USD	6,085	GBP	4,947	5/18/17	120,090
JPMorgan Chase Bank, NA	IDR	29,097,331	USD	2,158	5/19/17	(20,802)
Morgan Stanley & Co., Inc.	JPY	2,740,000	USD	24,205	4/26/17	(425,895)
UBS AG	GBP	1,264	USD	1,578	5/18/17	(7,188)
UBS AG	USD	2,184	IDR	29,345,881	5/19/17	13,577

						$(615,886)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
				Rate Type
Clearing Broker/(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)

Morgan Stanley & Co., LLC/(CME Group)	NOK	365,550	5/12/18	0.954%	6 Month NIBOR	$ (78,508)
Morgan Stanley & Co., LLC/(CME Group)	MXN	108,080	12/12/18	4 Week TIIE	6.840%	(26,552)
Morgan Stanley & Co., LLC/(CME Group)		72,060	12/13/18	4 Week TIIE	6.845%	(17,426)
Morgan Stanley & Co., LLC/(CME Group)		64,670	12/17/18	4 Week TIIE	7.035%	(4,650)

2017 Semi-Annual Report	23

Schedule of Investments (continued)

				Rate Type
Clearing Broker/(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	GBP	38,390	2/23/19	0.606%	6 Month LIBOR	$ 6,231
Morgan Stanley & Co., LLC/(CME Group)		35,420	2/27/19	3 Month LIBOR	1.544%	(23,763)
Morgan Stanley & Co., LLC/(CME Group)	EUR	14,260	3/20/22	0.272%	6 Month EURIBOR	(75,725)
Morgan Stanley & Co., LLC/(CME Group)	JPY	3,005,160	3/31/22	0.099%	6 Month LIBOR	12,377
Morgan Stanley & Co., LLC/(CME Group)	SEK	52,220	3/31/22	3 Month STIBOR	0.341%	(4,151)
Morgan Stanley & Co., LLC/(CME Group)	NZD	21,110	3/31/22	3 Month BKBM	2.936%	11,159
Morgan Stanley & Co., LLC/(CME Group)		8,660	7/28/26	3 Month BKBM	2.473%	(448,564)
Morgan Stanley & Co., LLC/(CME Group)		8,660	7/28/26	2.473%	3 Month BKBM	(27,406)
Morgan Stanley & Co., LLC/(CME Group)		$10,420	9/22/26	1.558%	3 Month LIBOR	747,352
Morgan Stanley & Co., LLC/(CME Group)	MXN	26,700	12/02/26	7.762%	4 Week TIIE	(37,297)
Morgan Stanley & Co., LLC/(CME Group)		17,780	12/03/26	7.760%	4 Week TIIE	(24,693)
Morgan Stanley & Co., LLC/(CME Group)		16,250	12/07/26	7.830%	4 Week TIIE	(26,791)
Morgan Stanley & Co., LLC/(CME Group)		$2,060	12/21/26	3 Month LIBOR	2.497%	31,280
Morgan Stanley & Co., LLC/(LCH Group)	NOK	82,840	8/01/18	0.960%	6 Month NIBOR	(20,982)
Morgan Stanley & Co., LLC/(LCH Group)		21,480	8/04/18	1.008%	6 Month NIBOR	(8,493)
Morgan Stanley & Co., LLC/(LCH Group)		92,050	8/11/18	1.076%	6 Month NIBOR	(51,429)
Morgan Stanley & Co., LLC/(LCH Group)	NZD	16,860	12/21/21	3 Month BKBM	3.059%	190,096
Morgan Stanley & Co., LLC/(LCH Group)		$2,820	11/07/26	1.675%	3 Month LIBOR	157,288
Morgan Stanley & Co., LLC/(LCH Group)		2,820	11/07/26	3 Month LIBOR	1.675%	9,908
Morgan Stanley & Co., LLC/(LCH Group)		2,110	11/08/26	1.657%	3 Month LIBOR	121,231
Morgan Stanley & Co., LLC/(LCH Group)		440	11/08/26	3 Month LIBOR	1.657%	1,507
Morgan Stanley & Co., LLC/(LCH Group)		2,110	11/09/26	1.672%	3 Month LIBOR	118,458

						$ 530,457

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2017	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)%	1.29%	$850	$(70,274)	$(23,125)	$(47,149)
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	1.29	975	(80,608)	(27,504)	(53,104)

Sale Contracts
Citigroup Global Markets Ltd.
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	325	(41,323)	(46,896)	5,573
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	345	(43,867)	(48,628)	4,761
Credit Suisse International
Anadarko Petroleum Corp., 6.950%, 6/15/19, 9/20/17*	1.00	0.12	3,000	13,761	(9,829)	23,590
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	914	(116,215)	(62,840)	(53,375)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	1,600	(203,440)	(117,568)	(85,872)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	388	(49,334)	(24,558)	(24,776)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	1,127	(143,298)	(97,130)	(46,168)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	251	(31,914)	(21,632)	(10,282)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	324	(41,197)	(28,518)	(12,679)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	629	(79,977)	(63,780)	(16,197)

24	Sanford C. Bernstein Fund II, Inc.

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2017	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00%	5.81%	$896	$(113,926)	$(78,326)	$(35,600)
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	3.02	1,460	(74,898)	(30,353)	(44,545)
CMBX.NA.BBB.6, 5/11/63*	3.00	5.81	45	(5,722)	(5,606)	(116)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	278	(35,394)	(37,230)	1,836
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	610	(77,562)	(74,155)	(3,407)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	610	(77,561)	(74,126)	(3,435)
Goldman Sachs International
CDX-CMBX.NA.BB Series 6, 5/11/63*	3.00	5.81	950	(120,792)	(77,185)	(43,607)
CMBX.NA.BBB.6, 5/11/63*	3.00	5.81	268	(34,076)	(24,612)	(9,464)
CMBX.NA.BBB.6, 5/11/63*	3.00	5.81	22	(2,797)	(2,095)	(702)
CMBX.NA.BBB.6, 5/11/63*	3.00	5.81	45	(5,721)	(4,365)	(1,356)
CMBX.NA.BBB.6, 5/11/63*	3.00	5.81	45	(5,722)	(4,724)	(998)
CMBX.NA.BBB.6, 5/11/63*	3.00	5.81	89	(11,316)	(10,211)	(1,105)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	984	(125,525)	(120,414)	(5,111)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	446	(56,709)	(64,510)	7,801
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.81	369	(46,918)	(27,654)	(19,264)

				$(1,682,325)	$(1,207,574)	$(474,751)

* Termination date

REVERSE REPURCHASE AGREEMENTS (see Note 3)
Broker	Interest Rate		Maturity	U.S. $ Value at March 31, 2017
Credit Suisse First Boston	(0.50	%)*	3/28/18	$680,693

* Interest payment due from counterparty.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements in relation to the reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days	31-90 Days	Greater than 90 Days	Total
Governments—Treasuries	—	—	—	$680,693	$680,693

2017 Semi-Annual Report	25

Schedule of Investments (continued)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, the aggregate market value of these securities amounted to $113,338,068 or 18.5% of net assets.
(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(c)	Variable rate coupon, rate shown as of March 31, 2017.
(d)	Floating Rate Security. Stated interest/floor rate was in effect at March 31, 2017.
(e)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.
(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.49% of net assets as of March 31, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.482%, 4/25/26	4/29/16	$554,719	$560,869	0.09%
H/2 Asset Funding NRE Series 2015-1A 2.42%, 6/24/49	6/19/15	1,144,502	1,136,491	0.19%
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 5.232%, 11/25/24	11/06/15	240,109	251,576	0.04%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 6.232%, 11/25/25	9/28/15	733,010	772,295	0.13%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 6.482%, 11/25/25	9/28/15	206,474	223,043	0.04%

(h)	Inverse interest only security.
(i)	IO—Interest Only.
(j)	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.
(k)	Effective prepayment date of April 2017.
(l)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/30/14	$ 521,000	$528,719	0.09%

(m)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(n)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

EUR—Euro

GBP—Great British Pound

IDR—Indonesian Rupiah

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

BA—Banker’s Acceptance

BKBM—Bank Bill Benchmark (New Zealand)

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CMBS—Commercial Mortgage-Backed Securities

CME—Chicago Mercantile Exchange

CPI—Consumer Price Index

EURIBOR—Euro Interbank Offered Rate

LCH—London Clearing House

LIBOR—London Interbank Offered Rates

NIBOR—Norwegian Interbank Offered Rate

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

STIBOR—Stockholm Interbank Offered Rate

TBA—To Be Announced

TIIE—Banco de México Equilibrium Interbank Interest Rate

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

26	Sanford C. Bernstein Fund II, Inc.

Statement of Assets and Liabilities—March 31, 2017 (Unaudited)

INTERMEDIATE DURATION INSTITUTIONAL
ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $625,128,524)	$633,587,695
Affiliated issuers (cost $10,179,152)	10,179,152
Foreign currencies, at value (cost $21,997,873)	21,932,453
Cash	18,630
Cash collateral due from broker	3,686,988
Receivables:
Unaffiliated interest and dividends	3,020,674
Affiliated dividends	5,008
Investment securities sold and foreign currency transactions	43,176,447
Capital shares sold	3,118,345
Margin due from broker on exchange-traded derivatives	187,029
Terminated credit default swaps	361,289
Terminated interest rate swaps	451,871
Unrealized appreciation of forward currency exchange contracts	588,026
Unrealized appreciation of credit default swaps	43,561

Total assets	720,357,168

LIABILITIES
Reverse repurchase agreements	680,693
Payables:
Dividends to shareholders	698,184
Investment securities purchased	99,171,541
Capital shares redeemed	4,311,300
Advisory fee	184,318
Margin owed to broker on exchange-traded derivatives	49,581
Administrative fee	15,604
Transfer Agent fee	3,061
Terminated credit default swaps	361,289
Terminated interest rate swaps	451,871
Newly entered credit default swaps	233,980
Accrued expenses	186,908
Unrealized depreciation of forward currency exchange contracts	1,203,912
Unrealized depreciation of credit default swaps	518,312
Upfront premiums received on credit default swaps	1,207,574

Total liabilities	109,278,128

NET ASSETS	$611,079,040

SHARES OF CAPITAL STOCK OUTSTANDING	40,977,621

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$14.91

NET ASSETS CONSIST OF:
Capital stock, at par*	$40,978
Additional paid-in capital	612,605,453
Distributions in excess of net investment income	(310,379)
Accumulated net realized loss on investment and foreign currency transactions	(9,676,429)
Net unrealized appreciation/depreciation of:
Investments, futures and swap transactions	9,086,356
Foreign currency denominated assets and liabilities	(666,939)

$611,079,040

* The Sanford C. Bernstein Fund II, Inc., has authorized 18 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements.

2017 Semi-Annual Report	27

Statement of Operations—for the six months ended March 31, 2017 (Unaudited)

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO
INVESTMENT INCOME
Income:
Interest	$9,279,668
Dividends
Unaffiliated issuers	39,455
Affiliated issuers	17,746

Total income	9,336,869

Expenses:
Advisory fee (see Note 2A)	1,553,916
Custodian fee	124,577
Transfer Agent fee	9,322
Auditing and tax fees	49,699
Administrative	31,052
Registration fees	25,287
Printing fees	15,268
Legal fees	14,354
Directors’ fees and expenses	13,477
Miscellaneous	18,528

Total expenses	1,855,480
Less: expenses waived and reimbursed by the Adviser (see Note 2A)	(466,733)

Net expenses	1,388,747

Net investment income	7,948,122

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(1,734,949)
Futures	(9,371,532)
Options written	24,360
Swaptions written	67,352
Swaps	1,598,926
Foreign currency transactions	(437,820)

Net realized loss on investment and foreign currency transactions	(9,853,663)

Net change in unrealized appreciation/depreciation of:
Investments	(9,465,476)
Futures	979,371
Options written	(23,196)
Swaps	(958,802)
Foreign currency denominated assets and liabilities and other assets	803,256

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(8,664,847)

Net realized and unrealized loss on investment and foreign currency transactions	(18,518,510)

Contributions from affiliates (see Note 2A)	2,527

Net decrease in net assets resulting from operations	$(10,567,861)

See Notes to Financial Statements.

28	Sanford C. Bernstein Fund II, Inc.

Statement of Changes in Net Assets

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO
	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$7,948,122	$17,232,978
Net realized gain (loss) on investment and foreign currency transactions	(9,853,663)	9,207,859
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets and liabilities	(8,664,847)	12,145,689
Contributions from affiliates (see Note 2A)	2,527	0

Net increase (decrease) in net assets resulting from operations	(10,567,861)	38,586,526

Dividends and distributions to shareholders:
Dividends from net investment income	(8,511,789)	(20,912,556)
Distributions from net realized gain on investment transactions	(7,683,317)	(6,049,957)

Total dividends and distributions to shareholders	(16,195,106)	(26,962,513)

Capital-share transactions:
Net proceeds from sales of shares	62,152,951	163,056,634
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	14,571,852	23,743,364

Total proceeds from shares sold	76,724,803	186,799,998
Cost of shares redeemed	(73,313,816)	(178,958,349)

Net increase in net assets from capital-share transactions	3,410,987	7,841,649

Net increase (decrease) in net assets	(23,351,980)	19,465,662

NET ASSETS:
Beginning of period	634,431,020	614,965,358

End of period (a)	$611,079,040	$634,431,020

(a) Includes (distributions in excess of net investment income)/undistributed net investment income of:	$(310,379)	$253,288

See Notes to Financial Statements.

2017 Semi-Annual Report	29

Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for the Portfolio for each of the periods presented:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$15.57	$15.29	$15.77		$15.52	$16.39	$16.17

Income from investment operations
Investment income, net†‡	0.19	0.43	0.40		0.48	0.43	0.41
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.46)	0.52	0.00	(a)	0.31	(0.70)	0.47	*
Contributions from affiliates	0.00 (a)	0	0		0	0	0.01	*

Total from investment operations	(0.27)	0.95	0.40		0.79	(0.27)	0.89

Less dividends and distributions:
Dividends from net investment income	(0.20)	(0.52)	(0.47)		(0.45)	(0.50)	(0.43)
Dividends from net realized gain on investment transactions	(0.19)	(0.15)	(0.41)		(0.09)	(0.10)	(0.24)

Total dividends and distributions	(0.39)	(0.67)	(0.88)		(0.54)	(0.60)	(0.67)

Net asset value, end of period	$14.91	$15.57	$15.29		$15.77	$15.52	$16.39

Total return (b)	(1.67)%	6.42%	2.60%		5.21%	(1.67)% **	5.70%	#

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$611,079	$634,431	$614,965		$634,032	$732,790	$1,105,227
Average net assets (000 omitted)	$616,499	$617,969	$632,506		$707,180	$970,083	$1,146,019
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.45% ***	0.45%	0.45%	+	0.45%	0.45%	0.45%
Expenses, before waiver/reimbursements	0.60% ***	0.59%	0.58%	+	0.58%	0.55%	0.54%
Net investment income‡	2.56% ***	2.79%	2.61%	+	3.08%	2.67%	2.54%
Portfolio turnover rate	114%	146%	266%		260%	193%	136%

†	Based on average shares outstanding.
‡	Net of fees and expenses waived by the Adviser.
*	Amount reclassified from realized gain (loss) on investment transactions.
#	Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.08% for the year ended September 30, 2012.
**	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended March 31, 2017 and the year ended September 30, 2013 by 0.01% and 0.01%, respectively.
+	The ratio includes expenses attributable to costs of proxy solicitation.
***	Annualized.
(a)	Amount is less than $0.005.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund II, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund II, Inc. (the “Fund”) is a managed open-end registered investment company incorporated in Maryland on February 7, 2002. The Fund, currently comprises one portfolio, the Intermediate Duration Institutional Portfolio (the “Portfolio”). The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair

2017 Semi-Annual Report	31

Notes to Financial Statements (continued)

value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

32	Sanford C. Bernstein Fund II, Inc.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of March 31, 2017:

INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporates—Investment Grade	$0	$152,057,666	$0	$152,057,666
Mortgage Pass-Throughs	0	120,647,657	0	120,647,657
Asset-Backed Securities	0	73,961,354	6,223,319	80,184,673
Governments—Treasuries	0	64,827,623	0	64,827,623
Commercial Mortgage-Backed Securities	0	32,257,929	10,614,321	42,872,250
Inflation-Linked Securities	0	42,803,987	0	42,803,987
Collateralized Mortgage Obligations	0	37,021,270	0	37,021,270
Corporates—Non-Investment Grade	0	17,923,905	0	17,923,905
Agencies	0	15,236,233	0	15,236,233
Emerging Markets—Treasuries	0	5,193,145	0	5,193,145
Local Governments—Municipal Bonds	0	2,987,437	0	2,987,437
Emerging Markets—Corporate Bonds	0	2,712,483	0	2,712,483
Governments—Sovereign Agencies	0	2,406,431	0	2,406,431
Quasi-Sovereigns	0	1,875,067	0	1,875,067
Governments—Sovereign Bonds	0	1,598,435	0	1,598,435
Emerging Markets—Sovereigns	0	1,010,313	0	1,010,313
Common Stocks	0	0	528,719	528,719
Supranationals	0	30,658	0	30,658
Short-Term Investments:
Governments—Treasuries	0	27,232,532	0	27,232,532
Agency Discount Notes	0	14,437,211	0	14,437,211
Investment Companies	10,179,152	0	0	10,179,152
Total Investments in Securities	10,179,152	616,221,336	17,366,359	643,766,847
Other Financial Instruments(a):
Assets:
Futures	607,879	0	0	607,879	(b)
Forward Currency Exchange Contracts	0	588,026	0	588,026
Centrally Cleared Interest Rate Swaps	0	1,406,887	0	1,406,887	(b)
Credit Default Swaps	0	43,561	0	43,561
Liabilities:
Futures	(36,400)	0	0	(36,400	)(b)
Forward Currency Exchange Contracts	0	(1,203,912)	0	(1,203,912)
Centrally Cleared Interest Rate Swaps	0	(876,430)	0	(876,430	)(b)
Credit Default Swaps	0	(518,312)	0	(518,312)
Total(c)	$10,750,631	$615,661,156	$17,366,359	$643,778,146

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

(c)	There were no transfers between Level 1 and Level 2 during the reporting period.

2017 Semi-Annual Report	33

Notes to Financial Statements (continued)

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	ASSET- BACKED SECURITIES	COMMERCIAL MORTGAGE- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS
Balance as of 9/30/16	$4,079,817	$15,356,271	$793,023
Accrued discounts/(premiums)	519	(615)	0
Realized gain (loss)	342	(246,047)	0
Change in unrealized appreciation/depreciation	(8,185)	(163,879)	(582)
Purchases/Payups	2,690,308	775,871	0
Sales/Paydowns	(539,482)	(4,980,036)	(232,868)
Transfers in to Level 3	0	1,030,909	0
Transfers out of Level 3	0	(1,158,153)	(559,573)

Balance as of 3/31/17	$6,223,319	$10,614,321	$0

Net change in unrealized appreciation/depreciation from investments held as of 3/31/17(a)	$(8,185)	$(203,501)	$0

	COMMON STOCKS	TOTAL
Balance as of 9/30/16	$863,196	$21,092,307
Accrued discounts/(premiums)	0	(96)
Realized gain (loss)	0	(245,705)
Change in unrealized appreciation/depreciation	(24,477)	(197,123)
Purchases/Payups	0	3,466,179
Sales/Paydowns	(310,000)	(6,062,386)
Transfers in to Level 3	0	1,030,909
Transfers out of Level 3	0	(1,717,726)

Balance as of 3/31/17	$528,719	$17,366,359 (b)

Net change in unrealized appreciation/depreciation from investments held as of 3/31/17(a)	$(24,477)	$(236,163)

(a)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

(b)	There were de minimis transfers under 1% of net assets during the reporting period.

As of March 31, 2017, all Level 3 securities were priced i) by third party vendors or ii) at net asset value.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

34	Sanford C. Bernstein Fund II, Inc.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C.	Foreign Currency Translation

The accounting records of the Portfolio are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolio does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

2017 Semi-Annual Report	35

Notes to Financial Statements (continued)

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly.

Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

H.	Repurchase Agreements

It is the Portfolio’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Advisory Fee

Under the Advisory Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolio pays the Adviser an advisory fee at an annual rate of 0.50% of the average daily net assets of the Portfolio for the first $1 billion and 0.45% thereafter. Pursuant to an Expense Limitation Agreement, during the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45%. This waiver extends through January 27, 2018 and may be extended by the Advisor for additional one-year terms. For the six months ended March 31, 2017, the aggregate amount of such fee waiver was $456,847.

During the six months ended March 31, 2017, the Adviser reimbursed the Portfolio $2,527 for trading losses incurred due to trade entry errors.

B.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of the Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

36	Sanford C. Bernstein Fund II, Inc.

C.	Investments and other transactions with Affiliated Issuers

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the Portfolio’s average daily net assets invested in such Portfolio and bear its own expenses. In connection with the investment by the Portfolio in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Fund in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended March 31, 2017, such waiver amounted to $9,886. A summary of the Portfolio’s transactions in shares of the Government Money Market Portfolio for the six months ended March 31, 2017 is as follows:

MARKET VALUE 9/30/16 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 3/31/17 (000)	DIVIDEND INCOME (000)
$7,680	$177,689	$175,190	$10,179	$18

Brokerage commissions paid on investment transactions for the six months ended March 31, 2017 amounted to $13,614, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser.

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the six months ended March 31, 2017, the Portfolio had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

	PURCHASES	SALES
Investment securities (excluding U.S. government securities)	$53,447,569	$75,667,625
U.S. government securities	640,233,622	603,032,610

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$13,220,640
Gross unrealized depreciation	(4,761,469)

Net unrealized appreciation	$8,459,171

B.	Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral from

2017 Semi-Annual Report	37

Notes to Financial Statements (continued)

broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2017, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended March 31, 2017, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency

38	Sanford C. Bernstein Fund II, Inc.

underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the six months ended March 31, 2017, the Portfolio held purchased options and swaptions for hedging purposes.

During the six months ended March 31, 2017, the Portfolio held written options for hedging purposes.

During the six months ended March 31, 2017, the Portfolio held written swaptions for hedging purposes.

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written outstanding as of 9/30/16	2,900	$24,360
Options written	0	0
Options expired	(2,900)	(24,360)
Options bought back	0	0
Options exercised	0	0

Options written outstanding as of 3/31/17	0	$0

	NOTIONAL AMOUNT	PREMIUMS RECEIVED
Swaptions written outstanding as of 9/30/16	$0	$0
Swaptions written	87,020,000	177,896
Swaptions expired	0	0
Swaptions bought back	(87,020,000)	(177,896)
Swaptions exercised	0	0

Swaptions written outstanding as of 3/31/17	$0	$0

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

2017 Semi-Annual Report	39

Notes to Financial Statements (continued)

Certain standardized swaps, including certain interest rate swaps and credit default swaps are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2017, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of March 31, 2017, the Portfolio had no Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of

40	Sanford C. Bernstein Fund II, Inc.

protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended March 31, 2017, the Portfolio held credit default swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the six months ended March 31, 2017, the Portfolio had entered into the following derivatives:

	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$2,014,766	*	Receivable/Payable for variation margin on exchange-traded derivatives	$912,830	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	588,026		Unrealized depreciation on forward currency exchange contracts	1,203,912
Credit contracts	Unrealized appreciation on credit default swaps	43,561		Unrealized depreciation on credit default swaps	518,312
Total		$2,646,353			$2,635,054

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

2017 Semi-Annual Report	41

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(9,371,532)	$979,371
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	1,208,523	862,990
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(102,497)	0
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(69,890)	57,336
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	24,360	(23,196)
Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	67,352	0
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,860,856	(700,659)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(261,930)	(258,143)
Total		$(6,644,758)	$917,699

42	Sanford C. Bernstein Fund II, Inc.

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended March 31, 2017

Futures:
Average original value of buy contracts	$184,764,531
Average original value of sale contracts	$19,093,282	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$21,686,533
Average principal amount of sale contracts	$85,157,124

Purchased Options:
Average monthly cost	$60,337	(b)

Interest Rate Swaps:
Average notional amount	$13,480,053	(b)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$190,853,103

Credit Default Swaps:
Average notional amount of buy contracts	$2,116,429
Average notional amount of sale contracts	$11,277,143

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$21,840,000	(c)

(a)	Positions were open for two months during the period.

(b)	Positions were open for four months during the period.

(c)	Positions were open for five months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of March 31, 2017:

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$187,029	$0	$0	$0	$187,029

Total	$187,029	$0	$0	$0	$187,029

OTC Derivatives:
Bank of America, NA	$1,786	$(1,786)	$0	$0	$0
Citibank, NA	31,454	(31,454)	0	0	0
Credit Suisse International	13,761	(13,761)	0	0	0
Goldman Sachs Bank USA	166,077	0	0	0	166,077
HSBC Bank USA	60,396	(60,396)	0	0	0
JPMorgan Chase Bank, NA	314,736	(115,953)	0	0	198,783
UBS AG	13,577	(7,188)	0	0	6,389

Total	$601,787	$(230,538)	$0	$0	$371,249	^

2017 Semi-Annual Report	43

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$49,581	$0	$(49,581)	$0	$0

Total	$49,581	$0	$(49,581)	$0	$0

OTC Derivatives:
Australia & New Zealand Banking Group Ltd.	$23,824	$0	$0	$0	$23,824
Bank of America, NA	16,105	(1,786)	0	0	14,319
Barclays Bank PLC	30,374	0	0	0	30,374
Citibank, NA	516,535	(31,454)	0	0	485,081
Citigroup Global Markets Ltd.	85,190	0	0	0	85,190
Credit Suisse International	770,251	(13,761)	0	(545,114)	211,376
Deutsche Bank AG	385,063	0	0	(385,063)	0
Goldman Sachs International	362,658	0	0	(255,028)	107,630
HSBC Bank USA	114,044	(60,396)	0	0	53,648
JPMorgan Chase Bank, NA	115,953	(115,953)	0	0	0
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	472,813	0	0	0	472,813
UBS AG	7,188	(7,188)	0	0	0

Total	$2,899,998	$(230,538)	$0	$(1,185,205)	$1,484,255	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at March 31, 2017.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

44	Sanford C. Bernstein Fund II, Inc.

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended March 31, 2017, the Portfolio earned drop income of $398,641 which is included in interest income in the accompanying statement of operations.

E.	Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Portfolio is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio in the event of a default. In the event of a default by a MRA counterparty, the Portfolio may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended March 31, 2017, the average amount of reverse repurchase agreements outstanding was $1,518,751 and the daily weighted average interest rate was (.47)%. During the period, the Portfolio received net interest payment from counterparties.

The following table presents the Portfolio’s RVP liabilities by the counterparty net of the related collateral pledged by the Portfolio as of March 31, 2017:

COUNTERPARTY	RVP LIABILITIES SUBJECT TO A MRA	SECURITIES COLLATERAL PLEDGED†*	NET AMOUNT OF RVP LIABILITIES
Credit Suisse First Boston	$680,693	$(680,693)	$0

†	Including accrued interest.

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

NOTE 4.	Distributions to Shareholders

	2016	2015
Distributions paid from:
Ordinary income	$22,149,684	$25,341,735
Net long-term capital gains	4,812,829	9,910,427

Total distributions paid	$26,962,513	$35,252,162

As of September 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER GAINS (LOSSES)(a)	UNREALIZED APPRECIATION/ (DEPRECIATION)(b)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(c)
$3,181,360	$4,495,903	$(1,026,347)	$19,023,770	$25,674,686

(a)	For the year ended September 30, 2016, the Portfolio elected to defer $1,026,347 of straddle losses.

2017 Semi-Annual Report	45

Notes to Financial Statements (continued)

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2016, the Portfolio did not have any capital loss carryforwards.

NOTE 5.	Risks Involved in Investing in the Portfolio

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

46	Sanford C. Bernstein Fund II, Inc.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolio investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk—The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

Mortgage-Related Securities Risk—Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolio.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity

2017 Semi-Annual Report	47

Notes to Financial Statements (continued)

of fixed income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

Market Risk—The Portfolio is subject to market risk, which is the risk that stock and bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign central banks have implemented, and others have discussed implementing, so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invest.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU, and one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolio invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Lower-Rated Securities Risk—Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Portfolio Turnover Risk—The Portfolio’s investment strategies may result in high portfolio turnover. The Portfolio generally buy portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolio may engage in active short-term trading to seek short-term profits during periods of fluctuating interest rates or for other reasons. This trading may increase the Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolio and its shareholders.

48	Sanford C. Bernstein Fund II, Inc.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolio, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

Share transactions for the six months ended March 31, 2017 and the year ended September 30, 2016, were as follows:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16	SIX MONTHS ENDED 3/31/17 (UNAUDITED)	YEAR ENDED 9/30/16
Intermediate Duration Institutional Shares
Shares sold	4,150,355	10,750,696	$62,152,951	$163,056,634
Shares issued to shareholders on reinvestment of dividends and distributions	978,016	1,569,282	14,571,852	23,743,364
Shares redeemed	(4,902,800)	(11,789,267)	(73,313,816)	(178,958,349)

Net increase	225,571	530,711	3,410,987	7,841,649
Beginning of period	40,752,050	40,221,339	609,232,917	601,391,268

End of period	40,977,621	40,752,050	$612,643,904	$609,232,917

NOTE 7.	Line of Credit

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended March 31, 2017.

NOTE 8.	Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE 9.	Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable

2017 Semi-Annual Report	49

Notes to Financial Statements (continued)

Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE 10.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

50	Sanford C. Bernstein Fund II, Inc.

Sanford C. Bernstein Fund II, Inc.

BOARD OF DIRECTORS

Marshall C. Turner, Jr.*

Chairman

John H. Dobkin*

Director

Michael J. Downey*

Director

William H. Foulk, Jr.*

Director

D. James Guzy*

Director

Nancy P. Jacklin*

Director

Robert M. Keith

President and Chief Executive Officer

Carol C. McMullen*

Director

Garry L. Moody*

Director

Earl D. Weiner*

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Michael Canter**

Vice President

Shawn E. Keegan**

Vice President

Douglas J. Peebles**

Vice President

Greg J. Wilensky**

Vice President

Emilie D. Wrapp

Secretary

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Vincent S. Noto

Chief Compliance Officer

Stephen M. Woetzel

Controller

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

5 Times Square

New York, New York 10036

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, Massachusetts 02210

TRANSFER AGENT

Boston Financial Data Services

2000 Crown Crown Colony Dr

Quincy, Massachusetts 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

** The day-to-day management of, and investment decisions for, Sanford C. Bernstein Fund II, Inc.’s portfolio are made by the U.S. Investment Grade: Core Fixed Income Team. Messrs. Keegan, Peebles, Canter and Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

2017 Semi-Annual Report	51

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of Sanford C. Bernstein II, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of Bernstein Intermediate Duration Institutional Portfolio (the “Fund”) at a meeting held on November 1-3, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the

52	Sanford C. Bernstein Fund II, Inc.

profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund. The directors noted that shares of the Fund are distributed exclusively through a subsidiary of the Adviser, and that such subsidiary receives fees from its clients in connection with its services. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Fund against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2016 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. The directors also compared the fee rate for the Fund with that for another AB Fund with a similar investment style.

The directors also considered the total expense ratio of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

2017 Semi-Annual Report	53

Information Regarding the Review and Approval of the Fund’s Advisory Agreement (continued)

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains a breakpoint that reduces the Fund’s fee rate on assets above a specified level. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed the breakpoint in the future.

54	Sanford C. Bernstein Fund II, Inc.

Distributor

SANFORD C. BERNSTEIN FUND II, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII–2038–0317

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund II, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: May 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: May 26, 2017

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: May 26, 2017